UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    - - - - - - - - - -
                                   FORM 8-K/A
                                     (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  June 28, 2002

                                    - - - - - - - - - -

                            THE WALT DISNEY COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    DELAWARE
                    (STATE OF JURISDICTION OF INCORPORATION)

         1-11605                                           95-4545390
(COMMISSION FILE NUMBER)                          (IRS EMPLOYER IDENTIFICATION
                                                              NO.)

500 South Buena Vista Street, Burbank,
California                                                      91521
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                                 (818) 560-1000
                        (REGISTRANT'S TELEPHONE NUMBER)

ITEM 5.     OTHER EVENTS

     The Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (SFAS 142) effective October 1, 2001, the beginning of its current fiscal year. On June 17, 2002, the Company filed supplemental information on Form 8-K regarding the pro forma impact of eliminating goodwill and intangible asset amortization for the prior fiscal years ended September 30, 1999, 2000 and 2001.

     The adjusted earnings and earnings per share figures in this supplemental information should have excluded all goodwill and intangible asset amortization but, inadvertently, the respective amounts for fiscal 2001 and 2000 did not eliminate all of the goodwill and intangible asset charges associated with the Internet Group. As a result, the supplemental earnings and earnings per share figures for fiscal 2001 and 2000 are better than originally filed, as follows ($ in millions except per share amounts).


     Year Ended September 30               2001                  2000

                                   --------------------------------------------
                                              Earnings              Earnings
                                     Amount   per Share    Amount   per Share
                                   --------- ----------- --------- ------------
     Adjusted earnings attributed
       to Disney Common Stock
       after the cumulative effect
       of accounting changes as
       previously reported
       on Form 8-K                  $   358    $  0.17    $1,608     $  0.76

     Goodwill and intangible
       asset amortization
       adjustment                       255       0.12       549        0.27
                                     ------     ------     -----      ------

     Adjusted earnings
       attributed to Disney
       Common Stock after the
       cumulative effect of
       accounting changes as
       amended                      $   613    $  0.29    $2,157     $  1.03
                                     ======     ======     =====      ======


     The amended prior-year pro forma disclosure filed herewith as Exhibit 99 includes the corrected amounts that reflect the changes detailed above.

     These changes have no impact on the Company's as-reported earnings and
                        --
earnings per share, nor on any of the pro forma information, nor any other information presented in the Form 10-K for the three years ended September 30, 2001.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS


Exhibits
  99        Impact of SFAS 142



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                                THE WALT DISNEY COMPANY



                                           By:   /s/ David K. Thompson
                                               -----------------------------
                                                   David K. Thompson
                                                 Senior Vice President
                                               Assistant General Counsel

Date: June 28, 2002

Impact of SFAS 142                                                  Exhibit 99


     Effective October 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (SFAS 142). As a result of adopting SFAS 142, a substantial amount of the Company's goodwill and intangible assets are no longer amortized, and the Company is required to perform an annual impairment test for goodwill and intangible assets.

     The following table provides a reconciliation of reported net (loss) earnings for the prior years to adjusted earnings had SFAS 142 been applied as of the beginning of fiscal 1999:


Year Ended September 30          2001             2000              1999
                          -----------------  ---------------- ------------------
                                   Earnings          Earnings           Earnings
                          Amount   per Share Amount  per Share Amount  per Share

                          -------  --------- ------  --------- ------- ---------
Reported earnings
  attributed to Disney
  Common Stock before the
  cumulative effect of
  accounting changes
  (Diluted)               $   237  $   0.11  $ 1,196 $  0.57  $ 1,300  $   0.62
Cumulative effect of
  accounting changes
  (Diluted)                  (278)    (0.13)    --      --       --        --
                          -------- ----------------  -------- -------- --------
Reported net (loss)
  earnings attributed to
  Disney Common Stock
  (Diluted)                   (41)    (0.02)   1,196    0.57    1,300      0.62
    Add back amortization
    (net of tax):
       Goodwill               604      0.29      880    0.42      368      0.18
       Indefinite life
        intangible assets      50      0.02       81    0.04      193      0.09
                          ------------------ ------- ------- --------  --------


Adjusted earnings
  attributed to Disney
  Common Stock after the
  cumulative effect of
  accounting changes
  (Diluted)               $   613   $  0.29  $ 2,157 $  1.03  $ 1,861  $   0.89
                          ========= ================================== ========
Adjusted earnings per
  share attributed to
  Disney Common Stock
  after the cumulative
  effect of accounting
  changes (Basic)                   $   0.29         $   1.04          $   0.91
                                    ========         =========         ========
Average number of common
  and common equivalent
  shares outstanding
  attributed to Disney
  Common Stock
     Diluted                          2,100           2,103              2,083
                                    ========         =========         ========
     Basic                            2,085           2,074              2,056
                                    ========         =========         ========